AMENDMENT NO. 3 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

This AMENDMENT NO. 3 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment") dated as of March 31, 2014 is by and among OMNOVA Solutions Inc. (the "Borrower"), the financial institutions party to this Amendment, as Lenders, and JPMorgan Chase Bank, N.A., as Agent for the Lenders. Unless otherwise specified herein, capitalized terms used in this Amendment shall have the meanings ascribed to them in the Credit Agreement (as hereinafter defined).

RECITALS

WHEREAS, Agent, the Lenders named therein and the Borrower are parties to that certain Second Amended and Restated Credit Agreement, dated as of December 9, 2010 (as amended, the "Credit Agreement"); and

WHEREAS, the Borrower has requested that Agent and Lenders, and Agent and Lenders have agreed to, waiver certain restrictions and amend the Credit Agreement, in each case as described herein and upon the terms and conditions set forth herein;

NOW THEREFORE, in consideration of the mutual execution hereof and other good and valuable consideration, the parties hereto agree as follows:

SECTION 1. Amendment to the Credit Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 8 hereof, the parties hereto hereby agree to the following amendments:

(a) Section 7.9 of the Credit Agreement is hereby amended by adding a new subsection 7.9(o) immediately after subsection 7.9(n) to read as follows:

"(o) in addition to the foregoing, the Borrower may transfer the intercompany notes held by it and owed by OMNOVA Solutions France Holding SAS in the aggregate amount of approximately $87,700,000 to OMNOVA Solutions (Gibraltar) Ltd., SCS in exchange for an intercompany note or notes from OMNOVA Solutions (Gibraltar) Ltd., SCS in the amount of approximately $87,700,000 so long as such note or notes are pledged to the Agent as additional collateral security for the Obligations in accordance with the Intercreditor Agreement (in which case the Agent shall be deemed to have released its lien on such notes transferred by Borrower)."

(b) Section 7.20 of the Credit Agreement is hereby amended and restated to read as follows:

"7.20 New Subsidiaries. The Borrowers shall not, directly or indirectly, organize, create, acquire or permit to exist any Subsidiary other than (a) those listed on Schedule 6.5, (b) any Person acquired pursuant to a Permitted Acquisition and (c) other Subsidiaries so long as the provisions of Section 7.30 herein are satisfied; provided, that OMNOVA Solutions (Gibraltar) Ltd., SCS

may form a U.S. Subsidiary without satisfying the requirements of Section 7.30 so long as such Subsidiary does not engage in any business activities and does not incur material liabilities or hold material assets, in each case other than the holding and administration of intercompany loan facility agreements."

SECTION 2. Representations And Warranties of Borrowers. Borrower represents and warrants that:

(a) the execution, delivery and performance by such Borrower of this Amendment has been duly authorized by all necessary corporate action and is a legal, valid and binding obligation of such Person enforceable against such Person in accordance with its terms, except as the enforcement thereof may be subject to (i) the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors' rights generally and (ii) general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law);

(b) each of the representations and warranties contained in the Credit Agreement, as amended hereby, is true and correct in all material respects on and as of the date hereof as if made on the date hereof;

(c) no Event of Default shall have occurred and be continuing under the Credit Agreement after giving effect to this Amendment; and

(d) neither the execution, delivery and performance of this Amendment nor the consummation of the transactions contemplated hereby does or shall contravene, result in a breach of, or violate (i) any provision of such Borrower's certificate or articles of incorporation or bylaws, (ii) any law or regulation, or any order or decree of any court or government instrumentality, or (iii) any indenture, mortgage, deed of trust, lease, agreement or other instrument to which such Borrower is a party or by which it or any of its property is bound, except in any such case to the extent such conflict or breach has been waived by a written waiver document, a copy of which has been delivered to Agent on or before the date hereof.

SECTION 3. Acknowledgments Regarding Credit Agreement.

(a) Except as specifically amended above, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed. The parties hereto agree that this Amendment shall constitute a Loan Document.

(b) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Agent or the Lenders under the Credit Agreement or any other Loan Documents, nor constitute a waiver of any provision of the Credit Agreement or any other Loan Documents. Upon the effectiveness of this Amendment, each reference in the Credit Agreement and the other Loan Documents to "this Agreement", "hereunder", "hereof", "herein" or words of similar import shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

(c) Borrower hereby acknowledges and agrees that there is no defense, setoff or counterclaim of any kind, nature or description to the Obligations or the payment thereof when due.

(d) Each Guarantor hereby reaffirms its guarantee of the Obligations, taking into account the provisions of this Amendment.

SECTION 4. Costs And Expenses. As provided in Section 13.7 of the Credit Agreement, the Borrower agrees to reimburse Agent for all fees, reasonable out-of-pocket costs and expenses of the Agent (including attorney costs) in connection with the preparation, execution, delivery and administration of this Amendment (and the other documents to be delivered in connection herewith).

SECTION 5. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO CONFLICTS OF LAWS PROVISIONS) OF THE STATE OF ILLINOIS.

SECTION 6. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.

SECTION 7. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original, but all such counterparts shall constitute one and the same instrument.

SECTION 8. Effectiveness. This Amendment shall become effective upon:

(a) Receipt by the Agent of duly executed counterparts to this Amendment by the Borrower, Guarantors and the Lenders; and

(b) The Agent shall have received a copy of the amendment to the Term Loan Agreement in form and substance satisfactory to Agent.

[Signature Pages Follow]

This Amendment No. 3 to Second Amended and Restated Credit Agreement has been executed as of the day and year first above written.

OMNOVA SOLUTIONS INC., as a Borrower

By: Chet Fox
Name: CHET FOX
Title: VP TREASURER

DECORATIVE PRODUCTS THAILAND, INC., as a Guarantor

By: Chet Fox
Name: CHET FOX
Title: VP TREASURER

OMNOVA WALLCOVERING (USA), INC., as a Guarantor

By: Chet Fox
Name: CHET FOX
Title: VP TREASURER

This Amendment No. 3 to Second Amended and Restated Credit Agreement has been executed as of the day and year first above written.

JPMORGAN CHASE BANK, N.A.

By:________________________
Name: David A. Lehner
Title: Authorized Officer

PNC BANK, NATIONAL ASSOCIATION

By:________________________
Name:______________________
Title:_______________________

FIFTH THIRD BANK

By:________________________
Name:______________________
Title:_______________________

KEY BANK NATIONAL ASSOCIATION

By:________________________
Name:______________________
Title:_______________________

This Amendment No. 3 to Second Amended and Restated Credit Agreement has been executed as of the day and year first above written.

JPMORGAN CHASE BANK, N.A.

By:____________________
Name:____________________
Title:____________________

PNC BANK, NATIONAL ASSOCIATION

By: [signature]
Name: Brian Jablon
Title: RM

FIFTH THIRD BANK

By:____________________
Name:____________________
Title:____________________

KEY BANK NATIONAL ASSOCIATION

By:____________________
Name:____________________
Title:____________________

This Amendment No. 3 to Second Amended and Restated Credit Agreement has been executed as of the day and year first above written.

JPMORGAN CHASE BANK, N.A.

By:________________________________
Name:______________________________
Title:_______________________________

PNC BANK, NATIONAL ASSOCIATION

By:________________________________
Name:______________________________
Title:_______________________________

FIFTH THIRD BANK

By: WD Hummel
Name: William D. Hummel
Title: SVP

KEY BANK NATIONAL ASSOCIATION

By:________________________________
Name:______________________________
Title:_______________________________

This Amendment No. 3 to Second Amended and Restated Credit Agreement has been executed as of the day and year first above written.

JPMORGAN CHASE BANK, N.A.

By:____________________________
Name:__________________________
Title:___________________________

PNC BANK, NATIONAL ASSOCIATION

By:____________________________
Name:__________________________
Title:___________________________

FIFTH THIRD BANK

By:____________________________
Name:__________________________
Title:___________________________

KEY BANK NATIONAL ASSOCIATION

By: John P. Dunn
Name: John P. Dunn
Title: Vice President